United Dominion Realty Trust
2005 Real Estate Conference
April 7,2005
CREDIT SUISSE FIRST BOSTON
Value creation Over Time
We Look at a More Basic Measure of Success
UDR LISTED NYSE

Safe Harbor Statement
Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company’s use of words such as, “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, the expectation that approximately 50% of projected 2005 net operating income will come from California, Florida and Metropolitan Washington D.C., delays in completing developments and lease-ups on schedule, difficulties in selling existing apartment communities, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q. All forward-looking statements in this press release are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.
The Calvert Washington D.C.
Pine Avenue Long Beach, CA
Rancho Villacitos San Marcos, CA
United Dominion Realty Trust

Today’s Agenda
United Dominion Realty Trust Overview
Summary of Operations Future Growth Drivers Operations Markets
Acquisitions/Sales/Developments
Asset Quality Balance Sheet Reasons to Buy UDR
United Dominion Realty Trust

UDR Overview
4th largest apartment REIT
Percents indicate expected 2005 cash flow contribution
Approximately 79,000 apartment homes $6 billion total market cap
NYSE: UDR Focused on middle-market apartments Affordable by 75% of renters More resilient to economic downturns 250,000 residents Lower risk profile
Diversified portfolio: no single MSA > 7% of NOI
Third lowest dividend payout ratio in apartment sector
Deminimous non-recurring income Performance History 29 consecutive years of dividend increases 5.8% yield (as of 3/31/05)
Total annual shareholder return for 1 year 24%, five years 26%, ten years 13% (as of 3/31/05)
Corporate Headquaters Executive Office Regional Offices
United Dominion Realty Trust

UDR Overview
Positioned for Above-Average Growth Improving Operating Trends Asset Quality Portfolio Position
United Dominion Realty Trust

Summary of Operations
2005 Early Results Occupancy At 94% range – up 100 bps 88% of markets above 92% 91% of portfolio above 94% Rents Per occupied home — $720 Increase $10 Increase 1.3% prior years Reimbursements Up 12% over prior year Concessions Down 13% over prior year Expenses Full year over year forecast – 2.8% to 3.0% Bottom Line NOI Up 3.5% to 4% range
United Dominion Realty Trust

Summary of Operations
Revenue – Early 2005 Year Over Year Growth
Hot, Hot — >5% Hot — 2% to 5% Cold — 0%
Baltimore Atlanta Columbus
Metro D.C. Austin Dallas
Orlando Charlotte Houston
Phoenix Nashville No. California
Richmond Portland Raleigh
So. California S. Carolina Seattle
Tampa
United Dominion Realty Trust

Future Growth Drivers
Operations Margin Improvement Today: 60% Full Recovery: 65%
Each 1% Improvement = Over $6 million in Net Operating Income
Margin Drivers Occupancy Utility Reimbursements Rent Increases Other Growth Drivers Lower Resident Turnover
$1,600 in lost revenue for every resident that leaves $8,000 to $12,000 savings/benefit per retained resident
Lower Associate Turnover $2,500 direct cost to replace every associate that leaves
5% reduction in associate turnover equates to $250,000 potential decrease in direct costs
Efficiency Improvements Focus on sales and service Expand/Improve Operations Management Capacity
United Dominion Realty Trust

Future Growth Drivers
Markets
After $2.9 billion in acquisitions/sales over 4 years
2/3 of portfolio changed
Approximately 50% 2005 NOI from CA, FL, DC/Maryland
94% of 2005 NOI in high job growth states. Projected to add approximately 1 million jobs in 2005
United Dominion Realty Trust

Future Growth Drivers
Portfolio Position = Multiple Expansion
Amongst our peers those with the highest multiple have significant presence in high growth markets
Approximately 25% of 2005E NOI from California – representing the fastest growing state in terms of population, jobs and the lowest housing affordability
Approximately 50% of our 2005E NOI from California, Florida, and Washington, DC.
2005 FFO Valuation Multiple High-Growth NOI vs. `05 FFO Valuation Multiple as of 3/31/05 24x ASN 22x 20x AVBBRE 18x PPSExpansion 16xGBPPotential for 15.7x is industry’s average FFO multipleESS AMLI 14xEQR CPT UDR AIV 12x 10x 8xUDR three years ago 6xUDR NOI before acqusitionsUDR NOI after acqusitions 0%10%20%30%40%50%60%70%80%90% Percentage of NOI from High-Growth Markets
United Dominion Realty Trust

Future Growth Drivers
Acquisitions & Sales 1Q Acquisitions
Coronado South in CA — $106 million/ 5.5% cap rate
1Q Sales
Houston/Phoenix — $69 million/ 5.5% cap rate
Pipeline Very efficient market for buyers/sellers
$1.4 billion under review for potential acquisition at 5.7% cap rate $239 million in sales at 6.1% cap rate
Sales include Dallas and Charlotte Portfolio for 6.7% cap rate and one California property for 5.3% cap rate
Dispositions could be increased and may precede specific targeted acquisitions
Environment Cap rates continue to fall
CA, FL, DC – 4.5% to 5.5% Other – 5.5% to 6.5%
Only differentiation – Condo ability
United Dominion Realty Trust

Future Growth Drivers
Developments
Prudent development pipeline of $125 million with an expected average return of 8%.
DEVELOPMENT SUMMARY DECEMBER 31, 2004 (Dollars in thousands, except Cost Per Home) (Unaudited) UNITED DOMINION — WHOLLY OWNED — UNDER DEVELOPMENT
Expected Expected No. of Apt. Completed Cost to Budgeted Est. Cost Completion Stabilized Homes Apt. Homes Date Cost Per Home Date Return Verano at Town Square 414 — $27,648 $66,300 $160,100 2Q06 7.5% — 8.0% Rancho Cucamonga, CA Mandalay on the Lake 369 — $ 9,840 $30,900 $ 83,700 2Q06 7.5% — 8.3% Irving, TX Note: In addition, UDR owns nine parcels of land held for future development aggregating $28.3 million at December 31, 2004. Five of the nine parcels represent additional phases to existing properties. JOINT VENTURE — UNDER DEVELOPMENT
Expected Expected No. of Apt. Completed Cost to Budgeted Est. Cost Completion Stabilized Homes Apt. Homes Date Cost Per Home Date Return Villa Toscana 504 504 $26,948 $28,400 $ 56,300 4Q04 8.0% — 9.0% Houston, TX
United Dominion Realty Trust

Future Growth Drivers
Asset Quality ROI Focus Kitchen/Bath Rehabs
Three-year investments in asset quality paying off
United Dominion Realty Trust

Future Growth Drivers
Asset Quality: Kitchen ROI
Can be completed in 48 hours $4,500 to $5,000 per home
6,707 homes approved 2002 to present Average return of 12% to 18%
Before
After
United Dominion Realty Trust

Future Growth Drivers
Asset Quality: Full Rehabs: 2002 to 2004
Dollars Name # of Homes Location Spent Returns
Windjammer 268 Huntington Beach, CA $3.2M 9% — 11%
Harbor Greens 385 Costa Mesa, CA 5.3M 9% — 11%
Pinebrook 200 Costa Mesa, CA 2.2M 9% — 11%
Huntington Vista 220 Huntington Beach, CA 2.2M 9% — 11%
Dominion at English Hills 576 Richmond, VA 1.6M 7% — 11%
Before
After
United Dominion Realty Trust

Future Growth Drivers
Asset Quality
Realize value of reinvesting during the last 3 years
2004 2002-2004
ROI: (in millions)
Kitchens/Baths $23 $34
Other 19 39
Limited Scope & Full Rehabs 29 46
Repair/Maintenance — Expensed 38 115
Capitalizated Asset Preservation 36 103
$146 $337
Not only have we continued to invest in the portfolio –we have built a dedicated group of 40 associates to manage this process
United Dominion Realty Trust

Balance Sheet
Maintaining a Strong Balance Sheet
Dec 2005 Dec 2004 Pro-forma
Fixed Charge Ratio 2.5x 2.4x Floating Rate Debt 26% 21% Average Interest Rate 5.0% 5.4% Unencumbered Assets (book) $2.9 billion $3.5 billion Debt Maturing in Next 12 Months 3.45% 7% FFO Payout Ratio 78% 75% Preferred Unsecured Notes Stock Outlook
Moody’s Baa2 Baa3 Stable
Standard & Poor’s BBB BBB- Stable
Mar. 31 2005 $6.0 billion $2.9 Dec. 31 2000 $3.6 billion $1.2 $0.2 $0.4 $1.6 $1.1 $0.5 $0.6 $0.7 $0.2 Share Price: $10.81 $20.87 Agency Debt Mortgage Debt Unsecured debt Preferred stock Common stock *Dollars in millions except Share Price
United Dominion Realty Trust

Balance Sheet
Continue to improve fixed charge coverage, currently at 2.5x, and unencumbered pool at $3.5 billion.
Prepaying $160 million in secured debt.
Secured debt ratio reduced to 36% — creating capacity for acquisitions
Gain from Rent.com will be used to offset prepayment and refinancing fees, as well as to fund employee retention and benefit initiatives
Floating rate at 26% — keep in the 20% to 25% range. R ecently completed $100 million at 5.2%, ten years.
United Dominion Realty Trust

Balance Sheet
Interest Rate Risk Management As interest rates rise, rents will increase
For every 100 bps rise in rates, it will cost UDR $5.6 million in expense, however, UDR expects to gain $8.2 million in revenues due to increasing rents
*Debt matures – no more than 12.0% in any year, and only 26.4% due in next 3 years
UDR’s lower risk on the development side gives us the ability to carry more variable rate debt than our peers, who have larger development pipelines, while maintaining the same risk profile
Fannie Mae Credit Facilities Virtually same flexibility as unsecured debt 54.8% of the total secured debt Can quickly convert to fixed rate debt Forward commitment arrangement
Current level of Floating Rate Debt is 25.9%, fourth of 14 peers.
Source: NERA Study *Does not include the line
United Dominion Realty Trust

Balance Sheet
5 Year Maturities
Minimal impact from maturities/rising interest rates
Annual Savings At Year Amt. ($M) Rate 5% 6% 7%
2005 $99 7.4% ($2.4) ($1.4) ($0.4)
2006 203 6.5% (2.9) (0.9) 1.1
2007 251 5.4% (2.3) 3.0 8.3
2008 289 (1) 5.3% (0.8) 2.1 5.0
2009 277 6.2% (3.3) (0.5) 2.2
Note: (Benefit) / Cost (1) Excludes Bank Line. 12/31/04 balance was $278 at 2.7%
Current Long-Term Debt 5yr – $1.1M – 5.95% 7yr – $1.6M – 5.66% 10yr — $2.4M – 5.25%
United Dominion Realty Trust

Balance Sheet
2001 to 2005 – Restored Balance Sheet
In 2001, management committed to our Rating and has delivered on that commitment
Increased the size of the unencumbered asset pool by $892 million to $3.5 billion and the quality through our portfolio repositioning
Significantly increased the quality of our unencumbered asset pool through our portfolio repositioning
Increased our Fixed Charge Ratio from 1.9x to 2.5x
Issued $975 million of unsecured notes Issued $400 million of common stock
Issued $84 million of preferred equity and OP units Converted $200 million of convertible preferred Well balanced maturity schedule (12% to 14% of total debt per anum Prudent level of variable rate debt at 20% to 25% of total debt
Improving credit metrics
United Dominion Realty Trust

Conclusions
Why UDR?
Improving Fundamentals – Margin Expansion
Upgraded Portfolio Creates Greater Growth Opportunities
Excellent markets – 50% of 2005E NOI from CA, FL, DC
Improving asset quality Strong Balance Sheet Value 2nd lowest FFO multiple in peer group Safe dividend
Growth potential – in top quartile of peer group
United Dominion Realty Trust